CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our reports dated October 25, 2019, relating to the financial statements and financial highlights, which appear in each Fund’s (as listed in Appendix A) Annual Report on Form N-CSR for the year or period ended August 31, 2019. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
December 19, 2019

Appendix A

Fund Name
Invesco BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF
Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco Corporate Income Defensive ETF
Invesco Corporate Income Value ETF
Invesco Defensive Equity ETF
Invesco Emerging Markets Debt Defensive ETF
Invesco Emerging Markets Debt Value ETF
Invesco Investment Grade Defensive ETF
Invesco Investment Grade Value ETF
Invesco Multi-Factor Core Fixed Income ETF
Invesco Multi-Factor Core Plus Fixed Income ETF
Invesco Multi-Factor Defensive Core Fixed Income ETF
Invesco Multi-Factor Income ETF
Invesco RAFI Strategic Developed ex-US ETF
Invesco RAFI Strategic Developed ex-US Small Company ETF
Invesco RAFI Strategic Emerging Markets ETF
Invesco RAFI Strategic US ETF
Invesco RAFI Strategic US Small Company ETF

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